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                                 Exhibit 10(a)


                         AMENDMENT TO CREDIT AGREEMENT
                         -----------------------------

     THIS AMENDMENT TO CREDIT AGREEMENT ("Amendment"), dated as of September 24, 1993, is entered into by and among AMDAHL CORPORATION ("Amdahl"), AMDAHL INTERNATIONAL CORPORATION, and AMDAHL CAPITAL CORPORATION (together, the "Borrowers"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as agent for itself and the Banks (the "Agent"), and the several financial institutions party to the Credit Agreement (collectively, the "Banks").

                                    RECITALS
                                    --------

     A. The Borrowers, Banks, and Agent are parties to a Credit Agreement dated as of November 21, 1990 (the "Credit Agreement") pursuant to which the Agent and the Banks have extended certain credit facilities to the Borrowers.

     B. Borrowers have requested Banks to agree to certain amendments as set forth in and subject to the terms and conditions of this Amendment.

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.  Defined Terms.  Unless Otherwise defined herein,  capitalized terms
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used herein shall have the meanings, if any, assigned to them in the Credit
Agreement.

     2.   Amendments to Credit Agreement.
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         (a) (i) Solely for the period from September 24, 1993 through January
     31, 1994, Paragraph 9.2(d) of the Credit Agreement shall be amended by deleting it and restating in full as follows:


            "(d) Tangible Net Worth. Maintain at all times, on a consolidated
                 -------------------
basis, Tangible Net Worth in an amount not less than $775,000,000."

       (ii) Immediately following January 31, 1994, Paragraph 9.2(d) of the Credit Agreement shall revert to its original form as set forth in the Credit Agreement.


         (b) Paragraph 3.5 of the Credit Agreement shall be
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       amended by deleting  it and restating it in full as follows:

            "3.5 Principal Repayment.  Each Term Loan Borrower shall repay the
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       principal amount of its Term Loan on January 31, 1994."

     3.  Representations and Warranties.  The Borrowers hereby represent and
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warrant to the Agent and the Banks as follows:

          (a) No Event of Default or any event which, with the giving of notice or passage of time or both, would constitute an Event of Default, has occurred and is continuing.

          (b) The execution, delivery and performance by the Borrowers of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Borrowers, enforceable against them in accordance with its respective terms without defense, counterclaim or offset.

          (c) All representations and warranties of the Borrowers contained in the Credit Agreement, other than as contained Paragraph 8.11, are true and correct.

          (d) The Borrowers are entering into this Amendment on the basis of their own investigation and for their own reasons, without reliance upon the Agent and the Banks or any other Person.

       4. Effective Date. (a)  This Amendment will become effective as of
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September 24, 1993 (the "Effective Date"), provided that each of the
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following conditions precedent is satisfied:

            (i) The Agent has received from the Borrowers and the Majority Banks satisfactory evidence (including transmission by facsimile) of the execution and delivery by such Person of this Amendment;

            (ii) The Agent has received from the Borrowers a copy of a resolution passed by the board of directors of such corporations, certified by the Secretary or an
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     Assistant Secretary of such corporations as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of this Amendment and all other documents required hereunder, together with an incumbency certificate;

            (iii) All representations and warranties contained herein are true and correct as of the Effective Date;


            (iv) The Agent has received from the Borrowers for the ratable account of the Banks the amount of Five Hundred Twenty-Five Thousand Dollars ($525,000), representing payment in full of a non-refundable amendment fee;

            (v) The Agent has received from Amdahl an executed irrevocable notice of reduction of the Total Commitments to $300,000,000, to become effective immediately, such notice in substantially the form of Annex A
                                                                     -------
     hereto (the Lenders and Borrowers hereby agreeing to waive the five Business Day notice provided for in Paragraph 2.3(c) of the Credit Agreement); and

            (vi) The Agent has received from the Borrowers an executed irrevocable notice of prepayment in full of Term Loans in the form of Annex B hereto.
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        (b)  The amendment at Section 2(a)(i) hereof will cease, with retroactive effect to the Effective Date, to be effective, and the Credit Agreement shall be interpreted for all purposes without regard to such amendment, immediately and automatically if any Borrower shall fail to pay in full the Term Loans on January 31, 1994.

     5.   Reservation of Rights.  The Borrowers acknowledge and agree that the
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execution and delivery by the Agent and the Banks of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Agent or the Banks to execute similar amendments under the same or similar circumstances in the future, or to otherwise forbear or relinquish any rights or remedies available to them in the future.

     6.  Miscellaneous.
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         (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

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         (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

         (c) This Amendment shall be governed by and construed in accordance with the law of the State of California.

         (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

         (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with Paragraph 13.5 of the Credit Agreement.

         (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

         (g) Borrowers covenant to pay to or reimburse the allocated costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.


       IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

                       AMDAHL CORPORATION

                       By:       Michael B. Shahbazian
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                       Title:    Vice President & Treasurer
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                       AMDAHL INTERNATIONAL CORPORATION

                       By:       Michael B. Shahbazian
                                 -------------------------

                       Title:    Treasurer
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                       AMDAHL CAPITAL CORPORATION

                       By:       Michael B. Shahbazian
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                       Title:    Chief Financial Officer
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